Commitments and Contingencies	12 Months Ended
Dec. 31, 2025
Commitments and Contingencies [Abstract]
Commitments and contingencies
19.	Commitments and contingencies

	Payments due by years
($000s)	Total	2026	2027-2028	2029-2030	2031-2032
2022 Secured Note - interest	124,993	20,071	40,143	40,143	24,636
2023 Secured Note - interest	83,329	13,381	26,762	26,762	16,424
Capital expenditure commitments	6,242	6,242	-	-	-
Mineral interests	7,441	865	1,723	1,723	3,130
Lease obligation	2,409	682	1,167	454	106
	224,414	41,241	69,795	69,082	44,296

Prior to maturity, the 2022 Secured Note and the 2023 Secured Note bear interest at 6.5% per annum, or US$14.6 million and US$9.8 million per annum, respectively. Interest is payable quarterly in arrears. The Company can elect to satisfy interest payments in cash or by delivering common shares.